Exhibit 99.1

7315 Wisconsin Avenue, Suite 1100 West, Bethesda, MD 20814
T: (240) 507-1300, F: (240) 396-5626
www.pebblebrookhotels.com
News Release

Pebblebrook Hotel Trust Updates 2018 Outlook to Reflect Acquisition of LaSalle Hotel Properties and the Sale of The Grand Hotel Minneapolis

Bethesda, MD, December 19, 2018 -- Pebblebrook Hotel Trust (NYSE: PEB) (the “Company”) today announced that it has revised its 2018 and fourth quarter 2018 outlook to reflect the acquisition of LaSalle Hotel Properties on November 30, 2018 and the sale of The Grand Hotel Minneapolis on December 4, 2018. The Company’s revised outlook for 2018 is as follows:

	2018 Outlook as of December 19, 2018		Variance to Prior Outlook as of November 1, 2018
	Low	High	Low	High
	($ and shares/units in millions, except per share and RevPAR data)

Net income (loss)	$49.1	$54.1	($65.8)	($65.8)

Adjusted EBITDAre	$250.3	$255.3	$6.4	$6.4
Adjusted EBITDAre growth rate	7.4%	9.5%	2.7%	2.7%

Adjusted FFO	$178.0	$183.0	($0.5)	($0.5)
Adjusted FFO per diluted share	$2.37	$2.44	($0.20)	($0.20)
Adjusted FFO per diluted share growth rate	(7.8%)	(5.1%)	(7.8%)	(7.8%)

This 2018 outlook is based, in part, on the following estimates and assumptions:

Same-Property RevPAR	$200	$202	($8)	($8)
Same-Property RevPAR growth rate	0.0%	1.0%	-	-

Same-Property EBITDA	$258.9	$263.9	$6.3	$6.3
Same-Property EBITDA growth rate	(0.8%)	1.2%	-	-
Same-Property EBITDA Margin	31.9%	32.4%	(1.2%)	(1.2%)
Same-Property EBITDA Margin growth rate	(75 bps)	(25 bps)	-	-

Corporate cash general and administrative expenses	$17.8	$17.8	$0.5	$0.5
Corporate non-cash general and administrative expenses	$6.2	$6.2	-	-

Total capital investments related to renovations, capital maintenance and return on investment projects	$60.0	$70.0	-	-

Weighted-average fully diluted shares and units	75.0	75.0	5.5	5.5

The Company’s revised outlook for the fourth quarter of 2018 is as follows:

	New Q4 2018 Outlook as of December 19, 2018		Variance to Old Outlook as of November 1, 2018
	Low	High	Low	High
	($ and shares/units in millions, except per share and RevPAR data)
Net income (loss)	($63.6)	($58.6)	($65.8)	($65.8)

Same-Property RevPAR	$168	$169	($14)	($17)
Same-Property RevPAR growth rate	(1.0%)	-	2.5%	1.5%

Same-Property EBITDA	$52.6	$57.6	$6.3	$6.3
Same-Property EBITDA growth rate	(12.6%)	(4.3%)	1.4%	0.4%
Same-Property EBITDA Margin	24.4%	24.9%	(2.8%)	(2.8%)
Same-Property EBITDA Margin growth rate	(250 bps)	(200 bps)	100 bps	100 bps

Adjusted EBITDAre	$48.7	$53.7	$6.4	$6.4
Adjusted EBITDAre growth rate	4.1%	14.8%	13.7%	13.7%

Adjusted FFO	$24.5	$29.5	($0.5)	($0.5)
Adjusted FFO per diluted share	$0.27	$0.32	($0.09)	($0.11)
Adjusted FFO per diluted share growth rate	(44.9%)	(34.7%)	(18.4%)	(22.5%)

Weighted-average fully diluted shares and units	91.0	91.0	21.5	21.5

The Company’s revised outlook incorporates one month’s performance (December) of the LaSalle-legacy portfolio as well as the negative impact of the labor strikes in Boston, San Diego and San Francisco, which extended beyond the Company’s previous estimates, and the wildfires outside of San Francisco and Los Angeles, which occurred after the Company provided its fourth quarter outlook on November 1, 2018. The Company’s revised outlook also incorporates the impact of the higher share count and outstanding debt following the closing of the acquisition of LaSalle Hotel Properties on November 30, 2018.

“We are very pleased with the progress we have made integrating the LaSalle-legacy portfolio and employees into Pebblebrook,” said Jon E. Bortz, Chairman, President and Chief Executive Officer of Pebblebrook. “Although the Same-Property EBITDA increase from the LaSalle-legacy hotels is not meaningful for the month of December, given that it is seasonally one of the slowest months for the portfolio, the performance of the LaSalle-legacy hotels has been in line with our expectations. In addition, we have reduced our fourth quarter outlook to reflect the sale of The Grand Hotel Minneapolis, which is not included in the Same-Property numbers for the fourth quarter, as well as the negative impact of the labor strikes and the wildfires.”

The Company’s integration of the 36 LaSalle-legacy hotels remains on track and within previous expectations. In addition, the expected transaction and closing costs for the LaSalle acquisition look to be below the Company’s previous forecast. The Company also remains confident that the previously announced $18 to $20 million of annualized corporate synergies and expense savings will be realized. The Company continues to make progress executing on its strategic disposition program to sell between $750.0 million and $1.25 billion of LaSalle-legacy hotels over the next six to twelve months.

The Company’s estimates and assumptions, including the Company’s outlook for 2018 and the fourth quarter of 2018 for Same-Property RevPAR, Same-Property RevPAR growth rate, Same-Property EBITDA, Same-Property EBITDA growth rate, Same-Property EBITDA Margin and Same-Property EBITDA Margin growth rate include the hotels owned as of December 19, 2018, as if they had been owned by the Company for all of 2017 and 2018, except for LaPlaya Beach Resort & Club, which is not included in the third or fourth quarters, Grand Hotel Minneapolis, which is not included in the fourth quarter, and all 36 LaSalle-legacy hotels, which are only included in December for both 2017 and 2018. The Company’s 2018 outlook assumes no additional acquisitions or dispositions beyond the hotels the Company owned as of December 19, 2018.

As of December 19, 2018, the total number of outstanding common shares and common units is approximately 130.8 million, which reflects the issuance of 61,399,104 common shares and 133,605 common units associated with the acquisition of LaSalle Hotel Properties.

If any of the foregoing estimates and assumptions prove to be inaccurate, actual results, including the outlook, may vary, and could vary significantly, from the amounts shown above.

About Pebblebrook Hotel Trust

Pebblebrook Hotel Trust is a publicly traded real estate investment trust (“REIT”) organized to opportunistically acquire and invest primarily in upper upscale, full-service hotels located in urban markets in major gateway cities. The Company owns 63 hotels, totaling approximately 15,300 guest rooms, located in 10 states and the District of Columbia, including: Del Mar, California; Los Angeles, California (Beverly Hills, Santa Monica and West Hollywood); San Diego, California; San Francisco, California; Santa Cruz, California; Washington, DC; Coral Gables, Florida; Key West, Florida; Naples, Florida; Buckhead, Georgia; Chicago, Illinois; Boston, Massachusetts; New York, New York; Portland, Oregon; Philadelphia, Pennsylvania; Nashville, Tennessee; Columbia River Gorge, Washington; and Seattle, Washington. For more information, please visit us at www.pebblebrookhotels.com and follow us on Twitter at @PebblebrookPEB.

This press release contains certain “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Reform Act of 1995. Forward-looking statements are generally identifiable by use of forward-looking terminology such as “may,” “will,” “should,” “potential,” “intend,” “expect,” “seek,” “anticipate,” “estimate,” “approximately,” “believe,” “could,” “project,” “predict,” “forecast,” “continue,” “assume,” “plan,” references to “outlook” or other similar words or expressions. Forward-looking statements are based on certain assumptions and can include future expectations, future plans and strategies, financial and operating projections and forecasts and other forward-looking information and estimates. Examples of forward-looking statements include the following: projections and forecasts of U.S. GDP growth, U.S. hotel industry RevPAR growth, the Company’s net income, FFO, EBITDA, Adjusted FFO, Adjusted EBITDAre, RevPAR, EBITDA Margin and EBITDA Margin growth, and the Company’s expenses, share count or other financial items; descriptions of the Company’s plans or objectives for future operations, acquisitions or services; forecasts of the Company’s future economic performance and its share of future markets; forecasts of hotel industry performance; reference to the expected closing of the Company's offering of Series D Preferred Shares; and descriptions of assumptions underlying or relating to any of the foregoing expectations including assumptions regarding the timing of their occurrence. These forward-looking statements are subject to various risks and uncertainties, many of which are beyond the Company’s control, which could cause actual results to differ materially from such statements. These risks and uncertainties include, but are not limited to, the state of the U.S. economy and the supply of hotel properties, and other factors as are described in greater detail in the Company’s filings with the Securities and Exchange Commission, including, without limitation, the Company’s Annual Report on Form 10-K for the year ended December 31, 2017. Unless legally required, the Company disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

For further information about the Company’s business and financial results, please refer to the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk

Factors” sections of the Company’s SEC filings, including, but not limited to, its Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, copies of which may be obtained at the Investor Relations section of the Company’s website at www.pebblebrookhotels.com.

All information in this press release is as of December 19, 2018. The Company undertakes no duty to update the statements in this press release to conform the statements to actual results or changes in the Company’s expectations.

###

Contacts:

Raymond D. Martz, Chief Financial Officer, Pebblebrook Hotel Trust - (240) 507-1330

For additional information or to receive press releases via email, please visit our website at
www.pebblebrookhotels.com

Pebblebrook Hotel Trust
Reconciliation of Outlook of Net Income (Loss) to FFO and Adjusted FFO
($ in millions, except per share data)
(Unaudited)

	Three months ending December 31, 2018		Year ending December 31, 2018
	Low	High	Low	High

Net income (loss)	$(64)	$(59)	$49	$54
Adjustments:
Depreciation and amortization	38	38	113	113
Loss on sale of hotel properties	2	2	2	2
FFO	$(24)	$(19)	$164	$169
Distribution to preferred shareholders	(5)	(5)	(17)	(17)
FFO available to common share and unit holders	$(29)	$(24)	$147	$152
Non-cash ground rent	1	1	3	3
Gain on insurance settlement	—	—	(14)	(14)
Business interruption proceeds	—	—	6	6
Unrealized gain on investment	—	—	(24)	(24)
Transaction and other expenses	53	53	60	60
Adjusted FFO available to common share and unit holders	$25	$30	$178	$183

FFO per common share - diluted	$(0.32)	$(0.26)	$1.96	$2.03
Adjusted FFO per common share - diluted	$0.27	$0.32	$2.37	$2.44

Weighted-average number of fully diluted common shares and units	91.0	91.0	75.0	75.0

To supplement the Company’s consolidated financial statements presented in accordance with U.S. generally accepted accounting principles ("GAAP"), this press release includes certain non-GAAP financial measures as defined under Securities and Exchange Commission ("SEC") rules.

These measures are not in accordance with, or an alternative to, measures prepared in accordance with GAAP and may be different from similarly titled non-GAAP financial measures used by other companies. In addition, these non-GAAP financial measures are not based on any comprehensive set of accounting rules or principles. Non-GAAP financial measures have limitations in that they do not reflect all of the amounts associated with the Company’s results of operations determined in accordance with GAAP.

Funds from Operations (“FFO”) - FFO represents net income (computed in accordance with GAAP), excluding gains or losses from sales of properties, plus real estate-related depreciation and amortization and after adjustments for unconsolidated partnerships. The Company considers FFO a useful measure of performance for an equity REIT because it facilitates an understanding of the Company's operating performance without giving effect to real estate depreciation and amortization, which assume that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions, the Company believes that FFO provides a meaningful indication of its performance. The Company also considers FFO an appropriate performance measure given its wide use by investors and analysts. The Company computes FFO in accordance with standards established by the Board of Governors of Nareit in its March 1995 White Paper (as amended in November 1999 and April 2002), which may differ from the methodology for calculating FFO utilized by other equity REITs and, accordingly, may not be comparable to that of other REITs. Further, FFO does not represent amounts available for management’s discretionary use because of needed capital replacement or expansion, debt service obligations or other commitments and uncertainties, nor is it indicative of funds available to fund the Company’s cash needs, including its ability to make distributions. The Company presents FFO per diluted share calculations that are based on the outstanding dilutive common shares plus the outstanding Operating Partnership units for the periods presented.

The Company also evaluates its performance by reviewing Adjusted FFO because it believes that adjusting FFO to exclude certain recurring and non-recurring items described below provides useful supplemental information regarding the Company's ongoing operating performance and that the presentation of Adjusted FFO, when combined with the primary GAAP presentation of net income (loss), more completely describes the Company's operating performance. The Company adjusts FFO for the following items, which may occur in any period, and refers to this measure as Adjusted FFO:

- Non-cash ground rent: The Company excludes the non-cash ground rent expense, which is primarily made up of the straight-line rent impact from a ground lease.
- Gain on insurance settlement: The Company excludes the gain on insurance settlement because the Company believes that including this adjustment in FFO does not reflect the underlying financial performance of the Company and its hotels.
- Business interruption proceeds: The Company includes business interruption proceeds because the Company believes that including these proceeds reflects the underlying financial performance of the Company and its hotels.
- Unrealized gain on investment: The Company excludes the unrealized gain on investment because the Company believes that including this adjustment in FFO does not reflect the underlying financial performance of the Company and its hotels.
- Transaction and other expenses: The Company excludes other expenses, which include hotel acquisition and disposition costs, management/franchise contract transition costs, interest expense adjustment for acquired liabilities, capital lease adjustment, non-cash amortization of acquired intangibles, estimated hurricane related repairs and cleanup costs and interest expense adjustment for novated swaps because the Company believes that including these non-cash adjustments in FFO does not reflect the underlying financial performance of the Company and its hotels.

The Company’s presentation of FFO in accordance with the Nareit White Paper, and as adjusted by the Company, should not be considered as an alternative to net income (computed in accordance with GAAP) as an indicator of the Company’s financial performance or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of its liquidity.

Any differences are a result of rounding.

Pebblebrook Hotel Trust
Reconciliation of Outlook of Net Income (Loss) to EBITDAre and Adjusted EBITDAre
($ in millions)
(Unaudited)

	Three months ending December 31, 2018		Year ending December 31, 2018
	Low	High	Low	High

Net income (loss)	$(64)	$(59)	$49	$54
Adjustments:
Interest expense and income tax expense	19	19	56	56
Depreciation and amortization	38	38	113	113
EBITDA	$(7)	$(2)	$218	$223
Loss on sale of hotel properties	2	2	2	2
EBITDAre	$(5)	$—	$220	$225
Non-cash ground rent	1	1	3	3
Gain on insurance settlement	—	—	(14)	(14)
Business interruption proceeds	—	—	6	6
Unrealized gain on investment	—	—	(24)	(24)
Transaction and other expenses	53	53	59	59
Adjusted EBITDAre	$49	$54	$250	$255

To supplement the Company’s consolidated financial statements presented in accordance with U.S. generally accepted accounting principles ("GAAP"), this press release includes certain non-GAAP financial measures as defined under Securities and Exchange Commission ("SEC") rules.

These measures are not in accordance with, or an alternative to, measures prepared in accordance with GAAP and may be different from similarly titled non-GAAP financial measures used by other companies. In addition, these non-GAAP financial measures are not based on any comprehensive set of accounting rules or principles. Non-GAAP financial measures have limitations in that they do not reflect all of the amounts associated with the Company’s results of operations determined in accordance with GAAP.

Earnings before Interest, Taxes, and Depreciation and Amortization ("EBITDA") - The Company believes that EBITDA provides investors a useful financial measure to evaluate its operating performance, excluding the impact of our capital structure (primarily interest expense) and our asset base (primarily depreciation and amortization).

Earnings before Interest, Taxes, and Depreciation and Amortization for Real Estate ("EBITDAre") - The Company believes that EBITDAre provides investors a useful financial measure to evaluate its operating performance, and the Company presents EBITDAre in accordance with the National Association of Real Estate Investment Trusts ("Nareit") guidelines, as defined in its September 2017 white paper "Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate." EBITDAre adjusts EBITDA for the following items, which may occur in any period, and refers to these measures as Adjusted EBITDAre: (1) gains or losses of on the disposition of depreciated property, including gains or losses on change of control; (2) impairment write-downs of depreciated property and of investments in unconsolidated affiliates caused by a decrease in value of depreciated property in the affiliate; and (3) adjustments to reflect the entity's share of EBITDAre of unconsolidated affiliates.

The Company also evaluates its performance by reviewing Adjusted EBITDAre because it believes that adjusting EBITDAre to exclude certain recurring and non-recurring items described below provides useful supplemental information regarding the Company's ongoing operating performance and that the presentation of Adjusted EBITDAre, when combined with the primary GAAP presentation of net income (loss), more completely describes the Company's operating performance. The Company adjusts EBITDAre for the following items, which may occur in any period, and refers to these measures as Adjusted EBITDAre:

- Non-cash ground rent: The Company excludes the non-cash ground rent expense, which is primarily made up of the straight-line rent impact from a ground lease.
- Gain on insurance settlement: The Company excludes the gain on insurance settlement because the Company believes that including this adjustment in EBITDAre does not reflect the underlying financial performance of the Company and its hotels.
- Business interruption proceeds: The Company includes business interruption proceeds because the Company believes that including these proceeds reflects the underlying financial performance of the Company and its hotels.
- Unrealized gain on investment: The Company excludes the unrealized gain on investment because the Company believes that including this adjustment in EBITDAre does not reflect the underlying financial performance of the Company and its hotels.
- Transaction and other expenses: The Company excludes other expenses, which include hotel acquisition and disposition costs, management/franchise contract transition costs, non-cash amortization of acquired intangibles, estimated hurricane related repairs and cleanup costs and interest expense adjustment for novated swaps because the Company believes that including these non-cash adjustments in EBITDAre does not reflect the underlying financial performance of the Company and its hotels.

The Company’s presentation of EBITDAre, and as adjusted by the Company, should not be considered as an alternative to net income (computed in accordance with GAAP) as an indicator of the Company’s financial performance or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of its liquidity.

Any differences are a result of rounding.

Pebblebrook Hotel Trust
Historical Operating Data
($ in millions except ADR and RevPAR data)
(Unaudited)

Historical Operating Data:

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Full Year
	2017	2017	2017	2017	2017

Occupancy	78%	87%	88%	77%	83%
ADR	$241	$260	$253	$239	$249
RevPAR	$189	$226	$222	$184	$205

Hotel Revenues	$371.0	$444.5	$434.4	$381.6	$1,631.6
Hotel EBITDA	$111.9	$168.0	$158.0	$115.4	$553.3
Hotel EBITDA Margin	30.2%	37.8%	36.4%	30.2%	33.9%

	First Quarter	Second Quarter	Third Quarter
	2018	2018	2018

Occupancy	76%	87%	88%
ADR	$235	$262	$257
RevPAR	$179	$229	$227

Hotel Revenues	$359.7	$453.7	$446.6
Hotel EBITDA	$100.2	$169.8	$161.5
Hotel EBITDA Margin	27.9%	37.4%	36.2%

These historical hotel operating results include information for all of the hotels the Company owned as of December 19, 2018. These historical operating results include periods prior to the Company's ownership of the hotels. The information above does not reflect the Company's corporate general and administrative expense, interest expense, property acquisition costs, depreciation and amortization, taxes and other expenses. Any differences are a result of rounding.

The information above has not been audited and has been presented only for comparison purposes.